POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Eric J. Martin, a Senior Vice President and Corporate Controller of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Alison Ryan and Elizabeth Belanger, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement(s) and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contract listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA FF	SecurePath for Life Product	333-163878

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of April, 2013.

/s/ Eric J. Martin
Eric J. Martin
Senior Vice President and Corporate Controller

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, C. Michiel van Katwijk, a Director, Senior Vice President and Chief Financial Officer of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Alison Ryan and Elizabeth Belanger, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement(s) and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contract listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA FF	SecurePath for Life Product	333-163878

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of April, 2013.

/s/ C. Michiel van Katwijk
C. Michiel van Katwijk
Director, Senior Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Brenda K. Clancy, a Director and President of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Alison Ryan and Elizabeth Belanger, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement(s) and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contract listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA FF	SecurePath for Life Product	333-163878

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of April, 2013.

/s/ Brenda K. Clancy
Brenda K. Clancy
Director and President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Arthur C. Schneider, a Director, Chief Tax Officer and Senior Vice President of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and David W. Hopewell, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement(s) and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contract listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA FF	SecurePath for Life Product	333-163878

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of April, 2013.

/s/ Arthur C. Schneider
Arthur C. Schneider
Director, Chief Tax Officer and Senior Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Mark W. Mullin, a Director and Chairman of the Board of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Alison Ryan and Elizabeth Belanger, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement(s) and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contract listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA FF	SecurePath for Life Product	333-163878

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of April, 2013.

/s/ Mark W. Mullin
Mark W. Mullin
Director and Chairman of the Board

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Craig D. Vermie, a Director, Senior Vice President, Secretary and General Counsel of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Alison Ryan and Elizabeth Belanger, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement(s) and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contract listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA FF	SecurePath for Life Product	333-163878

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of April, 2013.

/s/ Craig D. Vermie
Craig D. Vermie
Director, Senior Vice President, Secretary and General Counsel